October 21, 2019

First Trust Exchange-Traded Fund VI
120 East Liberty Drive
Wheaton, Illinois 60187

 Re: 12b-1 Plan Extension Letter for First Trust Exchange-Traded Fund VI (the "Trust")

Ladies and Gentlemen:

     It is hereby acknowledged that First Trust Portfolios L.P. serves as the distributor of the shares of each series of the above-referenced Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), comprised of various exchange-traded funds (each, a "Fund," and, collectively, the "Funds") set forth on Exhibit A attached hereto, which may be amended from time to time.

     It is further acknowledged that the Trust has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule l2b-1 under the 1940 Act with respect to the shares of beneficial interest ("Shares") of the Funds. Pursuant to the Plan, each Fund may bear a fee not to exceed 0.25% per annum of such Fund's average daily net assets.

     The purpose of this letter agreement is to agree and acknowledge that the Funds shall not pay, and we shall not collect, any fees pursuant to the Plan any time before the date set forth on Exhibit A attached hereto for each Fund.



                                             Very Truly Yours,

                                             FIRST TRUST PORTFOLIOS L.P.



                                             /s/ James M. Dykas
                                             -----------------------------
                                             James M. Dykas
                                             Chief Financial Officer



AGREED AND ACKNOWLEDGED:
========================

First Trust Exchange-Traded Fund VI


/s/ Donald P. Swade
-----------------------------------
Donald Swade
Treasurer, Chief Financial Officer and
Chief Accounting Officer

                                   EXHIBIT A

-------------------------------------------------------------- ----------------
FUNDS                                                               DATES
-------------------------------------------------------------- ----------------
First Trust Exchange Traded Fund VI
-------------------------------------------------------------- ----------------
3/31
-------------------------------------------------------------- ----------------
First Trust Nasdaq Oil & Gas ETF                                 07/31/2021
-------------------------------------------------------------- ----------------
First Trust Nasdaq Food & Beverage ETF                           07/31/2021
-------------------------------------------------------------- ----------------
First Trust Nasdaq Retail ETF                                    07/31/2021
-------------------------------------------------------------- ----------------
First Trust Nasdaq Bank ETF                                      07/31/2021
-------------------------------------------------------------- ----------------
First Trust Nasdaq Transportation ETF                            07/31/2021
-------------------------------------------------------------- ----------------
First Trust Nasdaq Pharmaceuticals ETF                           07/31/2021
-------------------------------------------------------------- ----------------
First Trust Nasdaq Semiconductor ETF                             07/31/2021
-------------------------------------------------------------- ----------------
Developed International Equity Select ETF                        07/31/2021
-------------------------------------------------------------- ----------------
Emerging Markets Equity Select ETF                               07/31/2021
-------------------------------------------------------------- ----------------
Large Cap US Equity Select ETF                                   07/31/2021
-------------------------------------------------------------- ----------------
Mid Cap US Equity Select ETF                                     07/31/2021
-------------------------------------------------------------- ----------------
Small Cap US Equity Select ETF                                   07/31/2021
-------------------------------------------------------------- ----------------
US Equity Dividend Select ETF                                    07/31/2021
-------------------------------------------------------------- ----------------
9/30
-------------------------------------------------------------- ----------------
Multi-Asset Diversified Income Index Fund                        01/31/2021
-------------------------------------------------------------- ----------------
First Trust NASDAQ Technology Dividend Index Fund                01/31/2021
-------------------------------------------------------------- ----------------
First Trust S&P International Dividend Aristocrats ETF           01/31/2021
-------------------------------------------------------------- ----------------
First Trust BuyWrite Income ETF                                  01/31/2021
-------------------------------------------------------------- ----------------
First Trust Hedged BuyWrite ETF                                  01/31/2021
-------------------------------------------------------------- ----------------
First Trust Rising Dividend Achievers ETF                        01/31/2021
-------------------------------------------------------------- ----------------
First Trust Dorsey Wright Focus 5 ETF                            01/31/2021
-------------------------------------------------------------- ----------------
First Trust RBA American Industrial Renaissance(R) ETF           01/31/2021
-------------------------------------------------------------- ----------------
First Trust Dorsey Wright Momentum & Dividend ETF                01/31/2021
-------------------------------------------------------------- ----------------
First Trust Dorsey Wright International Focus 5 ETF              01/31/2021
-------------------------------------------------------------- ----------------
First Trust Dorsey Wright Dynamic Focus 5 ETF                    01/31/2021
-------------------------------------------------------------- ----------------
First Trust SMID Cap Rising Dividend Achievers ETF               01/31/2021
-------------------------------------------------------------- ----------------
First Trust Indxx Innovative Transaction & Process ETF           01/31/2021
-------------------------------------------------------------- ----------------
First Trust Nasdaq Artificial Intelligence and Robotics ETF      01/31/2021
-------------------------------------------------------------- ----------------
First Trust Dorsey Wright Momentum & Value ETF                    8/30/2020
-------------------------------------------------------------- ----------------
First Trust Dorsey Wright Momentum & Low Volatility ETF           8/30/2020
-------------------------------------------------------------- ----------------
12/31
-------------------------------------------------------------- ----------------
First Trust Dorsey Wright DALI 1 ETF                             04/30/2021
-------------------------------------------------------------- ----------------